German American Symbol: GABC November 9 – 10, 2020 Piper Sandler East Coast Financial Services Conference

Presented By Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, EVP and CFO (812) 482-0718 brad.rust@germanamerican.com D. Neil Dauby, EVP and Chief Commercial Banking Officer (812) 482-0707 neil.dauby@germanamerican.com 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2019 as updated and supplemented by our other SEC reports filed from time to time. 3

Who We Are Indiana & Kentucky Community-focused Financial Services Organization • Banking, Insurance, Investments & Trust • $4.9 Billion Total Banking Assets • $1.8 Billion Investment and Trust Assets Under Management • $71.5 Million Annual Insurance Premiums • 800 Team Members • 73 Banking Offices 4

COVID-19 Credit Risk Management • Industry Segment Risk Profile • COVID-19 Related Loan Deferrals • Paycheck Protection Program 5

Industry Segment Profiles Affected by COVID-19 As of September 30, 2020 (Dollars in Thousands) % Of Total % of Industry Number Outstanding Loans Segment Industry Segment of Loans Balance (excludes PPP Under Loans) Deferral Lodging/Hotels 49 $133,063 4.6% 39.1% Student Housing 105 $92,224 3.2% 0.0% Retail Shopping/Strip Centers 64 $92,996 3.2% 17.5% Restaurants 189 $49,402 1.7% 8.6% 6

COVID-19 Related Loan Deferrals As of September 30, 2020 (Dollars in Thousands) Number of Outstanding % of Loan Category Types of Loans Loans Balance (Excludes PPP Loans) As of 9.30.20 As of 6.30.20 Commercial & Industrial Loans 24 $6,154 1.2% 10.8% Commercial Real Estate Loans 44 $82,986 5.7% 15.3% Agricultural Loans - - 0.0% 0.3% Consumer Loans 1 $3 n/m 0.4% Residential Mortgage Loans 12 $1,275 0.5% 8.2% Total 81 $90,418 3.1% 10.4% n/m = not meaningful 7

SBA Payroll Protection Plan As of September 30, 2020 • 3,070 SBA payroll protection plan loans • $351 million total • $12.0 million potential fees (net) • $9.5 million remaining deferred fees (net) 8

SBA Payroll Protection Plan Total PPP Loans > $50,000 < $50,000 As of 9/30/20 Number of Loans 3070 1186 39% 1884 61% Loan Amount $351 million $316 million 90% $35 million 10% PPP Forgiveness Forms Received and Submitted to SBA > $50,000 < $50,000 As of 10/31/20 Number of Loans 603 291 312 Loan Amount $113 million $107 million $6 million Forgiven & Remitted by SBA > $50,000 < $50,000 As of 10/31/20 Number of Loans 27 7 20 Loan Amount $846 thousand $472 thousand $374 thousand 9

Diversified Economic Base

Regional Education, Health Care
Manufacturing & Logistics
Life Sciences & Technology
Energy

MAJOR INDIANA EMPLOYERS:

Education

- Indiana University
- Indiana University Southeast
- University of Southern Indiana
- Vincennes University
- Greater Clark County School Corp
- Evansville Vanderburgh County School Corp
- Monroe County School Corporation
- New Albany – Floyd County School Corp

Health Care

- Indiana University Health
- Baptist Health Floyd Hospital
- Columbus Regional Hospital
- Clark Memorial Hospital
- Deaconess Health System
- Good Samaritan Hospital
- King's Daughters' Hospital
- Margaret Mary Hospital and Health
- Memorial Hospital
- St Vincent's Medical Center

Manufacturing & Logistics

- Aisin U.S.A. MFG, Inc.
- ALCOA Warrick Operations
- Amazon Fulfillment Service
- Batesville Services Inc
- Berry Global
- Best Chairs Inc
- Costco Home & Office Products
- Cummins, Inc. (Cummins Diesel)
- Faurecia Gladstone
- Grote Industries Inc
- Hillenbrand Inc
- Honda Manufacturing LLC
- Jasper Engines & Transmissions
- Kimball Electronics
- Kimball International, Inc.
- Koch Enterprises, Inc.
- Lowe's Distribution Center
- MasterBrand Cabinets, Inc.
- NTN Driveshaft Inc
- OFS Brands (Office-Furniture Systems)
- TMMI
- Walmart Distribution Center
- Waupaca Foundry Inc
- Valeo Sylvania LLC

Life Sciences & Technology

- Baxter BioPharma Solutions
- Crane Naval Surface Weapons Center
- Cook Group, Inc.
- Mead Johnson Nutrition
- Samtec

Energy

- Duke Energy
- Vectren

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Diversified Economic Base

Regional Education
Health Care & Social Assistance
Manufacturing & Logistics
Retail & Government

MAJOR KENTUCKY EMPLOYERS:

Education
- University of Kentucky
- Western Kentucky University
- Daviess County Public School System
- Fayette County Public Schools
- Warren County Public Schools

Health Care & Social Assistance
- Owensboro Health Regional Hospital
- Commonwealth Health Corp
- Baptist Health Lexington
- Family Bluegrass
- Federal Medical Center
- Lexington Clinic Pfc
- St. Joseph East Emergency
- St. Joseph Hospital
- UK Advance Eye Care
- UK Albert B Chandler Hospital
- US Veterans Medical Ctr
- VA Medical Center- Leestown

Manufacturing & Logistics
- Bowling Green Metal Forming
- Fruit of the Loom
- Ashland Oil Corporate Headquarters
- Lexmark International Inc
- General Motors Co
- UPS Customer Center
- Lockheed Martin
- Conduent, Inc.

Retail
- Amazon
- Houchens Industries

Government
- Lexington-Fayette Urban County

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Capitalize upon Market Strength & Growth Indiana Small MSA Market Expansion Total Market GABC Deposit Market Share # of Market Deposits Market Share*** Position*** Branches Heritage Markets* $ 5,885,297 33% #1 30 Evansville/Newburgh $ 6,311,228 9% #3 8 Bloomington $ 2,898,211 11% #4 3 Columbus $ 1,484,318 12% #3 4 Louisville MSA (Indiana Portion)** $ 3,888,456 6% #7 5 Total Indiana Growth $ 14,582,213 Markets * Includes the Indiana counties of Daviess, Dubois, Gibson, Jefferson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** Includes the Indiana counties of Clark & Floyd *** Source: FDIC 06/30/20 Statistics. 12

Capitalize upon Market Strength & Growth Kentucky Small MSA Market Expansion Total Market GABC Deposit Market Share # of Market Deposits Market Share* Position* Branches* Owensboro $ 2,970,664 5% #6 3 Bowling Green $ 2,959,761 9% #4 5 Lexington $ 9,430,592 .3% #24 2 Total Kentucky $ 15,361,017 Growth Markets Source: FDIC 06/30/20 Statistics 13

History of Superior Financial Performance Ten Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 15 Consecutive Fiscal Years Piper Sandler Small Cap All-Star 2012 – 2013 and 2019 Bank Director Magazine - Bank Performance Scorecard Top 15 National Ranking for 2016 – 2019 ($1 - $5 billion Publicly-traded Companies) Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018 14

Financial Trends 15

Total Assets Annualized Return on Assets $6,000 $5,000 $4,853 $4,398 $3,929 $4,000 $3,144 $2,956 $3,000 $2,374 1.43% $2,000 1.33% 1.35% 1.38% 1.24% 1.19% $1,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 09/30/20 (Dollars in Millions) 16

Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans $3,500 $3,221 $3,250 $3,077 $3,000 $2,728 $2,750 $2,500 $2,250 $2,142 $1,990 $2,000 $1,750 $1,564 $1,500 $1,250 82% 81% 81% 83% $1,000 78% 80% $750 $500 $250 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 09/30/20 (Dollars in Millions) 17

Loan Composition as of September 30, 2020 Total Loans $3,221.1 million Home Equity Loans, Residential Mortgage $ 219.7 million, 7% Loans, Consumer Loans, $ 270.3 million, 8% $ 58.8 million, 2% Construction & Development Loans, Commercial & Industrial $ 201.4 million, 6% Loans, $ 798.0 million, 25% Agricultural Loans, $ 384.6 million, 12% Commercial Real Estate Multi-Family Residential Owner Occupied, Properties, $ 341.8 million, 10% $ 216.6 million, 7% Commercial Real Estate Non-Owner Occupied, $ 729.9 million, 23% 18

Non-Performing Assets to Total Assets 2.50% 2.00% 1.50% 1.00% 0.84% 0.76% 0.63% 0.59% 0.56% 0.48%* 0.50% 0.48% 0.15% 0.38% 0.14% 0.34% 0.33% 0.00% 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 09/30/20 GABC Peer Group *Peer Group Information as of 06/30/20 19

Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits $3,980 $4,000 $3,500 $3,430 $3,073 $3,000 $2,484 $2,500 $2,350 $2,000 $1,826 87% 84% 84% 83% 82% $1,500 81% $1,000 $500 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 09/30/20 (Dollars in Millions) 20

Deposit Composition as of September 30, 2020 Total Deposits $3,979.7 million Non-Interest Bearing Demand, $1,185.8 million, Interest Bearing Demand, 30% Savings & Money Market, $2,278.8 million, 57% Year Cost of Cost of Deposits Funds 2015 0.22% 0.28% 2016 0.23% 0.32% 2017 0.30% 0.40% 2018 0.50% 0.61% 2019 0.72% 0.83% Time Deposits, $515.1 million, 13% YTD 2020 0.42% 0.50% Q3 2020 0.25% 0.33% 21

Total Shareholders’ Equity Annualized Return on Tangible Equity $650 $604 $600 $574 $550 $500 $459 $450 $400 $365 $350 $330 $300 $252 $250 14.98% 13.82% 14.82% 13.74% 13.02% 12.08% $200 $150 $100 $50 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 09/30/20 (Dollars in Millions) 22

Net Interest Income Net Interest Margin (Tax-Equivalent) $160,000 $145,225 $140,000 $120,000 $114,610 $113,103 $105,810 $99,909 $100,000 $94,904 3.92% 3.89% $80,000 $75,552 3.60% 3.75% 3.76% 3.75% $60,000 3.70% $40,000 $20,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 9/30/19 9/30/20 YTD YTD (Dollars in Thousands) 23

Provision for Credit Losses Net Charge-off to Average Loans $17,000 $16,000 $15,550 $15,000 $14,000 $13,000 $12,000 $11,000 $10,000 $9,000 $8,000 $7,000 $6,000 $5,325 $5,000 $3,725 $4,000 $3,000 $1,750 $2,070 $2,000 $- 0.17% 0.17% $1,200 0.08% $1,000 0.03% 0.04% 0.04% 0.03% $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 9/30/19 9/30/20 YTD YTD (Dollars in Thousands) 24

Non-Interest Income Non-Interest Income as % of Total Revenue $50,000 $45,501 $45,000 $39,783 $40,000 $37,070 $35,000 $34,223 $32,013 $31,854 $30,000 $27,444 $25,000 26% 26% 24% 24% $20,000 23% 24% 24% $15,000 $10,000 $5,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 9/30/19 9/30/20 YTD YTD (Dollars in Thousands) 25

Non-Interest Expense Efficiency Ratio $120,000 $114,162 $100,000 $93,553 $87,836 $84,338 $80,000 $76,587 $77,803 $61,326 $60,000 60.6% 59.0% 59.3% 58.3% $40,000 57.6% 56.8% 56.6% $20,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 9/30/19 9/30/20 YTD YTD (Dollars in Thousands) 26

Net Income & Earnings Per Share Earnings Per Share* $59,222 $60,000 $50,000 $46,529 $43,402 $40,676 $41,320 $40,000 $35,184 $30,064 $30,000 $2.29 $1.99 $1.77 $1.70 $1.57 $1.56 $20,000 $1.51 $10,000 $- 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 9/30/19 9/30/20 YTD YTD (Dollars in Thousands, Except Per Share Amounts) *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 27

Why Invest in GABC? 28

Why Invest in GABC? * GABC Earnings Per Share Growth $2.29 $1.99 $1.77 $1.51 $1.57 $1.43 $1.27 $1.32 $1.07 $0.81 As of 12/31 for years shown *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 29

Why Invest in GABC? * GABC Tangible Book Value Per Share $16.49 $13.81 $13.45 $11.94 $11.57 $10.40 $8.62 $8.92 $7.64 $6.55 As of 12/31 for years shown *Tangible Book Value Per Share adjusted for 3-for-2 stock split completed in 2017 30

Why Invest in GABC? * GABC Stock Price Appreciation $35.07 $35.33 $35.62 $27.77 $22.21 $20.35 $18.95 $14.48 $12.28 $12.13 As of 12/31 for years shown *Stock Price adjusted for 3-for-2 stock split completed in 2017 31

Why Invest in GABC? • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus • Existing Platform for Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity 32

German American Bancorp, Inc. Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, EVP and CFO (812) 482-0718 brad.rust@germanamerican.com D. Neil Dauby, EVP and Chief Commercial Banking Officer (812) 482-0707 neil.dauby@germanamerican.com 33